EXHIBIT 10.1

                 ESCROW INSTRUCTIONS AND AGREEMENT DATED AS OF
                                AUGUST 28, 2002







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                   ESCROW INSTRUCTIONS AND AGREEMENT

         THIS AGREEMENT AND ESCROW INSTRUCTIONS are made and entered into this day by and between TOM HORN, LLC, a Wyoming Limited Liability Company, whose address is in care of D. Scott Bliss, 1334 Lewis Street, Sheridan, Wyoming 82801 (the "Seller") and DOLPHIN ENERGY CORPORATION, whose address is 6251 Palm Trace Landing, #115, Davie, Florida 33314 (the "Buyer") and MOUNTAIN STATES ESCROW, INC., whose address is P. O. Box 826, 326 Coffeen Avenue, Sheridan, Wyoming 82801 (the "Escrow Agent").

         WITNESSETH, that:

         WHEREAS, the Seller has executed and delivered to the Buyer a certain Assignment of Oil and Gas Leases (the "Oil and Gas Leases") reserving a net profits interest, a copy of which is marked Exhibit "A", attached hereto; and

         WHEREAS, the parties wish to provide for a reassignment of said Oil and Gas Leases from the Buyer to the Seller in the event that the Buyer fails to make a payment of $396,000.00 to the Seller on or before one (1) year from the date hereof and other matters and for delivery to Buyer of a Receipt in the event Buyer timely makes such payment.

         NOW, THEREFORE, in consideration of the premises and of the mutual promises and covenants contained herein, it is agreed as follows:

         1. PAYMENT BY BUYER. Buyer has paid Seller as of the execution of this instrument the sum of $36,000. Buyer shall pay to the Seller by a cashier's check the sum of $396,000.00 on or before one (1) year from the date hereof, and shall deliver such cashier's check to the Escrow Agent for re-delivery to the Seller.

         2.       DOCUMENTS  IN  ESCROW  AND  INSTRUCTIONS.  There  are   hereby
tendered to the Escrow Agent by the Seller and the Buyer the following documents:

                  a) A recordable "Receipt" signed by the Seller for the payment described in Paragraph 1, above.

                  b) A reassignment of the Oil and Gas Leases from the Buyer back to the Seller.

provided, however, that if the Buyer shall have timely made the payment to the Seller of $396,000.00 as described in Paragraph 1, then the Escrow Agent shall terminate the escrow and deliver all documents in escrow to the Buyer. If, however, the Buyer does not make the payment to the Seller of $396,000.00 within the time period described in Paragraph 1, above, then the Escrow Agent shall terminate the escrow and deliver all documents in escrow to the Seller.

         3. TIME. Time is of the essence of this Agreement between the parties. In the event that the Buyer does not make the payment of $396,000.00 by cashier's check to the Seller, delivering said check to the Escrow Agent for re-delivery to the Seller on or before one (1) year from the date hereof, then, time being of the essence, the escrow shall be terminated and all documents in escrow shall be delivered to the Seller. Otherwise, upon full performance of all of the obligations of the Buyer hereunder, the escrow shall be terminated following payment by the Buyer of the sum and in the manner described in Paragraph 1, above, within one (1) year from the date hereof, and the documents in escrow shall be delivered to the Buyer.

         4. DISAGREEMENT. In the event of a disagreement between the Buyer and the Seller as to the release of the documents held in escrow, the Escrow Agent shall continue to



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hold all documents in escrow until such dispute is resolved by agreement between the Buyer and the Seller or a court of competent jurisdiction. In the event of litigation or other controversy regarding the disbursement of the escrow, the Escrow Agent shall not be obligated to incur any expense but rather the Seller and the Buyer shall hold the Escrow Agent harmless with respect to any damages, costs or liabilities, including attorney's fees and costs, incurred by the Escrow Agent with respect to this escrow provided, however, that the Escrow Agent shall act honestly and faithfully in holding the documents in escrow pursuant to the terms and conditions of this Agreement.

         5. COUNTERPART EXECUTION. This Agreement may be executed in counterpart originals.

         DATED this   28TH   day of     AUGUST      , 2002
                    --------        ----------------

SELLER:                             TOM HORN, INC.


                                    By:      /a/ GLENN J. BARLOW
                                       ----------------------------------------
                                        Glenn J. Barlow - Managing Member


BUYER:                              DOLPHIN ENERGY CORPORATION



                                    By:      /s/ CARMEN J. LOTITO
                                       ----------------------------------------
                                        Carmen J. Lotito, Treasurer




                              ACCEPTANCE OF ESCROW

         This escrow is accepted and the documents described above are hereby accepted in escrow this _____ day of _______________, 2002.

                                    MOUNTAIN STATES ESCROW


                                    By: ______________________________
                                             Authorized Officer



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